Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
i. Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statements of Income - Year	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Summary Investment Portfolio Information	9
c. Investment Portfolio Composition - Quarterly	10
d. Investment Portfolio: Mortgage and Asset Backed Securities	11
e. Investment Portfolio: Subprime and Alternative-A Holdings in Direct Investment Portfolio	12
f. Investment Portfolio: Ten Largest Corporate Holdings	13
g. Investment Portfolio: Financial Issuer Exposure in Fixed Maturity Portfolio	14-15
h. Reconciliation of Net Realized and Net Unrealized Investments Gains (Losses)	16
i. Reinsurance Recoverable Analysis	17-18

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	19
b. Paid to Incurred Analysis by Segment	20
c. Segment Consecutive Quarters	21-22
d. Estimated Exposures to Peak Zone Property Catastrophe Losses	23

V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported, GAAP	24
b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	25
c. Diluted Book Value Per Common Share Analysis	26

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet and statement of income at and for the year ended December 31, 2008.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, including Hurricanes Ike and Gustav, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spread and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage primarily for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Credit and political risk: provides credit insurance, sovereign default insurance coverage and traditional political risk insurance coverage. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverage’s).

Professional lines: includes coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, media, cyber, technology and miscellaneous professional liability coverage.

Liability: primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Other: primarily consists of employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty and facultative property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and Bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of -loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor: provides coverage to cedants for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Engineering: provides coverage for all types of civil construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. We write engineering business on a proportional and non-proportional treaty basis as well as on a facultative basis.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended June 30,			Six months ended June 30,
		2009	2008	Change	2009	2008	Change
HIGHLIGHTS	Gross premiums written	$914,641	$874,169	4.6%	$2,238,136	$2,138,350	4.7%
	Gross premiums written - Insurance	57.6%	63.5%	(9.4)%	39.8%	46.3%	(14.0)%
	Gross premiums written - Reinsurance	42.4%	36.5%	16.3%	60.2%	53.7%	12.1%

	Net premiums written	$701,013	$684,216	2.5%	$1,863,314	$1,775,991	4.9%

	Net premiums earned	$706,770	$680,291	3.9%	$1,372,129	$1,338,925	2.5%
	Net premiums earned - Insurance	42.3%	43.7%	(3.2)%	41.9%	44.6%	(6.1)%
	Net premiums earned - Reinsurance	57.7%	56.3%	2.5%	58.1%	55.4%	4.9%

	Net income available to common shareholders	$159,161	$231,267	(31.2)%	$274,840	$468,989	(41.4)%
	Reserve for losses and loss expenses	6,561,894	5,995,731	9.4%	6,561,894	5,995,731	9.4%
	Total shareholders’ equity	4,909,119	5,263,162	(6.7)%	4,909,119	5,263,162	(6.7)%
PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.15	$1.62	(28.7)%	$2.00	$3.28	(39.1)%
	Diluted earnings per common share	$1.06	$1.47	(27.8)%	$1.84	$2.95	(37.7)%
	Weighted average common shares outstanding	137,849	142,333	(3.2)%	137,586	142,786	(3.6)%
	Diluted weighted average common shares outstanding	149,861	157,602	(4.9)%	149,448	158,894	(5.9)%
	Book value per common share	$32.02	$34.11	(6.1)%	$32.02	$34.11	(6.1)%
	Accumulated dividends paid per common share	$3.49	$2.72	28.3%	$3.49	2.72	28.3%
	Diluted book value per common share (treasury stock method)	$28.72	$30.30	(5.2)%	$28.72	$30.30	(5.2)%
FINANCIAL RATIOS	ROACE [a]	15.2%	19.2%	(4.0)%	13.1%	19.9%	(6.8)%

	Operating ROACE [b]	17.4%	19.0%	(1.6)%	16.2%	18.4%	(2.2)%

	Net loss and loss expense ratio	53.5%	54.6%	(1.1)%	55.8%	54.8%	1.1%
	Acquisition cost ratio	14.6%	14.4%	0.2%	15.0%	14.3%	0.7%
	General and administrative expense ratio	12.3%	12.2%	0.1%	12.6%	12.1%	0.6%

	Combined ratio	80.4%	81.2%	(0.8)%	83.4%	81.2%	2.1%

INVESTMENT DATA	Total assets	$15,378,885	$15,606,389	(1.5)%	$15,378,885	$15,606,389	(1.5)%
	Total cash and investments [c]	10,986,113	10,821,847	1.5%	10,986,113	10,821,847	1.5%
	Net investment income	112,220	137,015	(18.1)%	211,512	222,666	(5.0)%
	Net realized investment (losses) gains	(23,678)	1,552	nm	(64,275)	37,237	nm
	Total return on cash and investments [d]	3.0%	(0.1)%	3.1%	3.1%	0.8%	2.3%
	Return on other investments [e]	2.3%	2.9%	(0.6)%	3.8%	(2.4)%	6.2%
	Annualized effective yield of invested assets [f]	4.2%	4.8%	(0.6)%	4.2%	4.9%	(0.7)%

[a]	Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages for the quarter-periods are annualized.

[b]	Operating return on average common equity is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages for the quarter-periods are annualized.

[c]	Cash and investments represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[d]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[e]	Return on other investments is calculated by dividing other investment income (loss) by the average other investment balances for the period.

[f]	Annualized effective yield of invested assets is calculated by dividing the net income generated from invested assets by the average fair value balance of the assets managed by our external investment managers.

nm not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
UNDERWRITING REVENUES
Gross premiums written	$914,641	$1,323,495	$526,755	$725,283	$874,169	$959,378
Premiums ceded	(213,628)	(161,194)	(187,282)	(173,867)	(189,953)	(204,036)

Net premiums written	701,013	1,162,301	339,473	551,416	684,216	755,342

Gross premiums earned	890,194	839,316	830,975	862,338	845,249	876,640
Ceded premiums amortized	(183,424)	(173,957)	(172,689)	(172,368)	(164,958)	(182,699)

Net premiums earned	706,770	665,359	658,286	689,970	680,291	693,941

Other insurance related (loss) income	(14,261)	(9,395)	(19,594)	(13,806)	(7,269)	693

Total underwriting revenues	692,509	655,964	638,692	676,164	673,022	694,634

UNDERWRITING EXPENSES
Net losses and loss expenses	378,252	387,999	273,837	705,531	371,717	358,723
Acquisition costs	103,309	101,976	83,916	90,333	97,780	95,745
General and administrative expenses	70,418	68,752	65,437	66,727	65,218	54,390

Total underwriting expenses	551,979	558,727	423,190	862,591	534,715	508,858

UNDERWRITING INCOME (LOSS)	140,530	97,237	215,502	(186,427)	138,307	185,776

OTHER OPERATING REVENUE (EXPENSES)
Net investment income (loss)	112,220	99,292	(26,012)	50,583	137,015	113,685
Net realized (losses) gains on investments	(23,678)	(40,597)	(33,425)	(89,079)	1,552	(4,656)
Interest expense and financing costs	(7,971)	(7,921)	(7,884)	(7,941)	(7,890)	(14,169)

Total other operating revenue (expenses)	80,571	50,774	(67,321)	(46,437)	130,677	94,860

OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	(24,184)	389	22,347	7,627	(6,564)	6,883
Corporate expenses [a]	(16,531)	(17,805)	(21,896)	(19,995)	(17,735)	(14,184)

Total other (expenses) revenue	(40,715)	(17,416)	451	(12,368)	(24,299)	(7,301)

INCOME (LOSS) BEFORE INCOME TAXES	180,386	130,595	148,632	(245,232)	244,685	273,335
Income tax (expense) recovery	(12,006)	(5,697)	(8,555)	5,104	(4,199)	(12,519)

NET INCOME (LOSS)	168,380	124,898	140,077	(240,128)	240,486	260,816
Preferred share dividends	(9,219)	(9,219)	(9,219)	(9,218)	(9,219)	(9,226)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$159,161	$115,679	$130,858	$(249,346)	$231,267	$251,590

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	53.5%	58.3%	41.6%	102.3%	54.6%	51.7%
Acquisition cost ratio	14.6%	15.3%	12.7%	13.1%	14.4%	13.8%
General and administrative expense ratio [a]	12.3%	13.0%	13.3%	12.6%	12.2%	9.9%

Combined ratio	80.4%	86.6%	67.6%	128.0%	81.2%	75.4%

Weighted average basic shares outstanding	137,849	137,316	136,433	139,335	142,333	149,027
Weighted average diluted shares outstanding	149,861	149,023	149,363	139,335	157,602	166,320
Basic earnings per common share	$1.15	$0.84	$0.96	($1.79)	$1.62	$1.69
Diluted earnings per common share	$1.06	$0.78	$0.88	($1.79)	$1.47	$1.51
ROACE (annualized)	15.2%	11.6%	13.0%	(22.5)%	19.2%	24.1%
Operating ROACE (annualized)	17.4%	15.7%	16.2%	(14.5)%	19.0%	24.6%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Six months ended			Year ended
	June 30, 2009	June 30, 2008	June 30, 2007	December 31, 2008	December 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$2,238,136	$2,138,350	$2,262,001	$3,390,388	$3,590,090
Premiums ceded	(374,822)	(362,359)	(367,301)	(723,508)	(726,333)

Net premiums written	1,863,314	1,775,991	1,894,700	2,666,880	2,863,757

Gross premiums earned	1,729,510	1,680,763	1,728,644	3,374,076	3,459,816
Ceded premiums amortized	(357,381)	(341,838)	(349,399)	(686,895)	(725,406)

Net premiums earned	1,372,129	1,338,925	1,379,245	2,687,181	2,734,410

Other insurance related (loss) income	(23,656)	(5,267)	2,633	(38,667)	3,911

Total underwriting revenues	1,348,473	1,333,658	1,381,878	2,648,514	2,738,321

UNDERWRITING EXPENSES
Net losses and loss expenses	766,251	733,398	751,521	1,712,766	1,370,260
Acquisition costs	205,285	192,260	193,884	366,509	384,497
General and administrative expenses	139,170	130,407	104,656	262,571	245,531

Total underwriting expenses	1,110,706	1,056,065	1,050,061	2,341,846	2,000,288

UNDERWRITING INCOME	237,767	277,593	331,817	306,668	738,033

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	211,512	222,666	238,965	247,237	482,873
Net realized (losses) gains on investments	(64,275)	37,237	(4,356)	(85,267)	5,230
Interest expense	(15,892)	(15,848)	(29,312)	(31,673)	(51,153)

Total other operating revenue (expenses)	131,345	244,055	205,297	130,297	436,950

OTHER REVENUE (EXPENSES)
Net foreign exchange (losses) gains	(23,795)	13,733	9,274	43,707	16,826
Corporate expenses [a]	(34,336)	(31,296)	(26,524)	(73,187)	(58,300)

Total other (expenses) revenue	(58,131)	(17,563)	(17,250)	(29,480)	(41,474)

INCOME BEFORE INCOME TAXES	310,981	504,085	519,864	407,485	1,133,509
Income tax expense	(17,703)	(16,658)	(22,266)	(20,109)	(41,491)

NET INCOME	293,278	487,427	497,598	387,376	1,092,018
Preferred share dividends	(18,438)	(18,438)	(18,430)	(36,875)	(36,775)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$274,840	$468,989	$479,168	$350,501	$1,055,243

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	55.8%	54.8%	54.5%	63.7%	50.1%
Acquisition cost ratio	15.0%	14.3%	14.1%	13.6%	14.1%
General and administrative expense ratio [a]	12.6%	12.1%	9.5%	12.5%	11.1%

Combined ratio	83.4%	81.2%	78.1%	89.8%	75.3%

Weighted average basic shares outstanding	137,586	142,786	149,727	140,322	147,524
Weighted average diluted shares outstanding	149,447	158,893	166,175	155,320	164,515
Basic earnings per common share	$2.00	$3.28	$3.20	$2.50	$7.15
Diluted earnings per common share	$1.84	$2.95	$2.88	$2.26	$6.41
ROAE, net income [b]	13.1%	19.9%	23.6%	8.1%	24.6%
Operating ROAE [b]	16.2%	18.4%	23.8%	10.1%	24.5%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

[b]	Percentages presented are annualized for the six months period.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2009			Six months ended June 30, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$526,764	$387,877	$914,641	$890,922	$1,347,214	$2,238,136
Net premiums written	313,136	387,877	701,013	525,151	1,338,163	1,863,314

Gross premiums earned	478,299	411,895	890,194	923,840	805,670	1,729,510
Ceded premiums amortized	(179,324)	(4,100)	(183,424)	(349,242)	(8,139)	(357,381)

Net premiums earned	298,975	407,795	706,770	574,598	797,531	1,372,129
Other insurance related (loss) income	(14,956)	695	(14,261)	(24,761)	1,105	(23,656)

Total underwriting revenues	284,019	408,490	692,509	549,837	798,636	1,348,473

UNDERWRITING EXPENSES
Net losses and loss expenses	187,211	191,041	378,252	339,915	426,336	766,251
Acquisition costs	28,306	75,003	103,309	54,509	150,776	205,285
General and administrative expenses	52,893	17,525	70,418	103,374	35,796	139,170

Total underwriting expenses	268,410	283,569	551,979	497,798	612,908	1,110,706

UNDERWRITING INCOME	$15,609	$124,921	$140,530	$52,039	$185,728	$237,767

KEY RATIOS
Net loss and loss expense ratio	62.6%	46.8%	53.5%	59.2%	53.5%	55.8%
Acquisition cost ratio	9.5%	18.4%	14.6%	9.4%	18.9%	15.0%
General and administrative expense ratio	17.7%	4.3%	10.0%	18.0%	4.5%	10.1%
Corporate expense ratio			2.3%			2.5%

Combined ratio	89.8%	69.5%	80.4%	86.6%	76.9%	83.4%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,
	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007	2009	2008
INSURANCE SEGMENT
Property	$176,421	$106,138	$99,413	$137,417	$175,017	$223,884	$282,559	$302,308
Marine	61,858	60,626	22,625	41,121	64,601	70,183	122,484	129,488
Terrorism	10,165	5,667	6,215	7,112	14,612	17,082	15,832	22,961
Aviation	7,176	17,067	29,825	11,735	8,715	10,940	24,243	26,201
Credit and political risk	4,222	2,491	38,012	24,817	65,636	56,720	6,713	120,212
Professional lines	211,417	120,328	180,945	137,553	175,199	161,371	331,745	283,376
Liability	55,505	51,812	71,467	42,833	52,406	67,627	107,317	102,329
Other	—	29	439	84	(722)	4,864	29	3,446

TOTAL INSURANCE SEGMENT	526,764	364,158	448,941	402,672	555,464	612,671	890,922	990,321

REINSURANCE SEGMENT
Catastrophe	132,071	237,347	9,298	115,216	117,306	142,602	369,418	330,254
Property	110,083	126,457	3,599	64,683	86,416	78,817	236,540	227,824
Professional lines	70,420	113,640	52,208	55,378	31,806	59,060	184,060	119,182
Credit and bond	(1,632)	197,271	5,610	5,083	9,230	8,789	195,639	143,804
Motor	23,771	77,704	1,933	7,202	16,831	9,080	101,475	92,357
Liability	29,991	153,724	(3,112)	54,659	22,493	24,852	183,715	130,674
Engineering	8,839	41,266	4,856	17,381	7,895	9,611	50,105	61,119
Other	14,334	11,928	3,422	3,009	26,728	13,896	26,262	42,815

TOTAL REINSURANCE SEGMENT	387,877	959,337	77,814	322,611	318,705	346,707	1,347,214	1,148,029

CONSOLIDATED TOTAL	$914,641	$1,323,495	$526,755	$725,283	$874,169	$959,378	$2,238,136	$2,138,350

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
UNDERWRITING REVENUES
Gross premiums written	$526,764	$364,158	$448,941	$402,672	$555,464	$612,671
Net premiums written	313,136	212,015	260,934	235,666	365,511	406,885

Gross premiums earned	478,299	445,541	461,931	461,871	458,545	479,874
Ceded premiums amortized	(179,324)	(169,918)	(169,346)	(168,299)	(161,116)	(181,629)

Net premiums earned	298,975	275,623	292,585	293,572	297,429	298,245
Other insurance related (loss) income	(14,956)	(9,805)	(19,789)	(13,751)	(7,509)	360

Total underwriting revenues	284,019	265,818	272,796	279,821	289,920	298,605

UNDERWRITING EXPENSES
Net losses and loss expenses	187,211	152,704	109,945	230,577	159,696	133,568
Acquisition costs	28,306	26,203	17,677	21,964	31,120	27,442
General and administrative expenses	52,893	50,481	48,560	49,361	48,141	39,167

Total underwriting expenses	268,410	229,388	176,182	301,902	238,957	200,177

UNDERWRITING INCOME (LOSS)	$15,609	$36,430	$96,614	$(22,081)	$50,963	$98,428

KEY RATIOS
Net loss and loss expense ratio	62.6%	55.4%	37.6%	78.5%	53.7%	44.8%
Acquisition cost ratio	9.5%	9.5%	6.0%	7.5%	10.4%	9.2%
General and administrative expense ratio	17.7%	18.3%	16.6%	16.8%	16.2%	13.1%

Combined ratio	89.8%	83.2%	60.2%	102.8%	80.3%	67.1%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
UNDERWRITING REVENUES
Gross premiums written	$387,877	$959,337	$77,814	$322,611	$318,705	$346,707
Net premiums written	387,877	950,286	78,539	315,750	318,705	348,457

Gross premiums earned	411,895	393,775	369,044	400,467	386,704	396,766
Ceded premiums amortized	(4,100)	(4,039)	(3,343)	(4,069)	(3,842)	(1,070)

Net premiums earned	407,795	389,736	365,701	396,398	382,862	395,696
Other insurance related income (loss)	695	410	195	(55)	240	333

Total underwriting revenues	408,490	390,146	365,896	396,343	383,102	396,029

UNDERWRITING EXPENSES
Net losses and loss expenses	191,041	235,295	163,892	474,954	212,021	225,155
Acquisition costs	75,003	75,773	66,239	68,369	66,660	68,303
General and administrative expenses	17,525	18,271	16,877	17,366	17,077	15,223

Total underwriting expenses	283,569	329,339	247,008	560,689	295,758	308,681

UNDERWRITING INCOME (LOSS)	$124,921	$60,807	$118,888	$(164,346)	$87,344	$87,348

KEY RATIOS
Net loss and loss expense ratio	46.8%	60.4%	44.8%	119.8%	55.4%	56.9%
Acquisition cost ratio	18.4%	19.4%	18.1%	17.2%	17.4%	17.3%
General and administrative expense ratio	4.3%	4.7%	4.6%	4.4%	4.5%	3.8%

Combined ratio	69.5%	84.5%	67.5%	141.4%	77.3%	78.0%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Jun 30, 2007
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$8,872,839	$8,238,175	$7,750,654	$8,336,337	$8,608,053	7,159,382
Equities, available for sale, at fair value	96,875	78,527	107,283	129,220	247,845	—
Other investments, at fair value	539,545	494,405	492,082	636,304	724,239	1,106,409
Short term investments	165,197	225,583	261,879	113,283	95,293	60,454

Total investments	9,674,456	9,036,690	8,611,898	9,215,144	9,675,430	8,326,245
Cash and cash equivalents	1,380,863	1,411,551	1,820,673	1,419,610	1,094,429	1,837,675
Accrued interest receivable	87,361	80,746	79,232	74,693	89,261	82,151
Insurance and reinsurance premium balances receivable	1,707,677	1,581,743	1,185,785	1,412,445	1,652,295	1,604,193
Reinsurance recoverable balances	1,381,076	1,375,143	1,304,551	1,410,554	1,340,452	1,217,807
Reinsurance recoverable balances on paid losses	62,764	57,507	74,079	62,617	82,677	119,904
Deferred acquisition costs	374,849	375,774	273,096	333,002	355,587	346,318
Prepaid reinsurance premiums	296,994	266,789	279,553	264,960	263,461	259,474
Securities lending collateral	146,350	312,364	412,823	731,661	813,737	916,388
Goodwill and intangible assets	95,058	95,380	60,417	60,726	61,035	62,511
Other assets	171,437	183,679	180,727	190,042	178,025	156,308

TOTAL ASSETS	$15,378,885	$14,777,366	$14,282,834	$15,175,454	$15,606,389	$14,928,974

LIABILITIES
Reserve for losses and loss expenses	$6,561,894	$6,392,278	$6,244,783	$6,406,204	$5,995,731	$5,360,064
Unearned premiums	2,671,025	2,646,578	2,162,401	2,466,622	2,603,676	2,548,743
Insurance and reinsurance balances payable	178,372	154,763	202,145	223,963	249,710	250,248
Securities lending payable	149,288	317,310	415,197	730,412	812,833	914,466
Senior notes	499,422	499,395	499,368	499,342	499,315	499,207
Other liabilities	253,198	222,832	233,082	183,385	144,689	141,859
Liability under repurchase agreement	—	—	—	—	—	400,000
Net payable for investments purchased	156,567	51,373	64,817	64,336	37,273	120,505

TOTAL LIABILITIES	10,469,766	10,284,529	9,821,793	10,574,264	10,343,227	10,235,092

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,900	1,899	1,878	1,878	1,877	1,849
Additional paid-in capital	1,989,503	1,977,144	1,962,779	1,943,125	1,922,356	1,850,047
Accumulated other comprehensive (loss)	(528,261)	(767,182)	(706,499)	(495,697)	(150,721)	(106,693)
Retained earnings	3,447,511	3,282,392	3,198,492	3,097,487	3,377,051	2,448,711
Treasury shares, at cost	(501,534)	(501,416)	(495,609)	(445,603)	(387,401)	(32)
TOTAL SHAREHOLDERS’ EQUITY	4,909,119	4,492,837	4,461,041	4,601,190	5,263,162	4,693,882

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$15,378,885	$14,777,366	$14,282,834	$15,175,454	$15,606,389	$14,928,974

Book value per common share	$32.02	$29.01	$29.08	$29.72	$34.11	$28.35

Diluted book value per common share	$28.72	$26.35	$25.79	$26.25	$30.30	$25.02

Debt (Senior notes) to total capitalization [a]	9.2%	10.0%	10.1%	9.8%	8.7%	9.6%

Debt plus preferred shares to total capitalization	18.5%	20.0%	20.1%	19.6%	17.3%	19.2%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

At June 30, 2009

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
TYPE OF INVESTMENT
U.S. government and agency	$1,781,450	$13,802	$(14,548)	$1,780,704	16%
Non U.S. government	299,302	7,129	(4,218)	302,213	3%
Corporate debt	3,034,281	49,871	(398,744)	2,685,408	24%
Agency Mortgage-backed [a], [b]	2,217,942	46,151	(3,651)	2,260,442	21%
Non-Agency CMBS [a]	826,233	1,179	(111,484)	715,928	7%
Non-Agency RMBS [a]	319,265	351	(68,120)	251,496	2%
Asset-backed [a]	341,630	4,774	(36,057)	310,347	3%
Municipals	560,197	12,115	(6,011)	566,301	5%

Total Fixed Maturities	9,380,300	135,372	(642,833)	8,872,839	81%
Total Equities	119,345	6,952	(29,422)	96,875	1%
Total Short-term investments	165,197	—	—	165,197	1%
Cash, net of unsettled trades	319,806	—	—	319,806	3%

Total Invested Assets	9,984,648	142,324	(672,255)	9,454,717	86%
Operating Cash Balances	904,490	—	—	904,490	8%

	$10,889,138	$142,324	$(672,255)	10,359,207	94%

Other Investments				539,545	5%
Accrued interest receivable				87,361	1%

Total Cash and Investments				$10,986,113	100%

				Fair Value	Percentage
OTHER INVESTMENTS
Hedge funds				$323,567	60%
Collateralized loan obligations - equity tranches				69,596	13%
Credit funds				100,604	19%
Short duration high yield fund				45,778	8%

Total				$539,545	100%

[a]	For a further breakdown of our mortgage-backed and asset-backed securities, refer to page 11.

[b]	Agency mortgage-backed securities include both agency RMBS and agency CMBS.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION - QUARTERLY

	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
TYPE OF INVESTMENT
U.S. government and agency	16.2%	13.6%	11.5%	11.7%	11.2%	11.9%
Non U.S. government	2.8%	2.4%	2.5%	2.4%	2.4%	1.5%
Corporate debt	24.4%	21.7%	19.7%	19.3%	20.9%	15.3%
Mortgage-backed	29.4%	33.5%	33.3%	33.1%	34.2%	30.7%
Asset-backed	2.8%	3.4%	3.6%	3.8%	4.1%	5.6%
Municipals	5.2%	3.9%	3.5%	7.5%	6.7%	5.0%
Mortgage derivatives	—	—	—	—	—	0.7%

Total Fixed Maturities	80.8%	78.5%	74.1%	77.8%	79.5%	70.7%
Equities	0.9%	0.7%	1.1%	1.2%	2.3%	—
Short-term investments	1.5%	2.3%	2.6%	1.1%	0.9%	0.6%
Cash, net of unsettled trades	2.9%	3.0%	6.3%	3.6%	3.0%	7.2%

Total Invested Assets	86.1%	84.5%	84.1%	83.7%	85.7%	78.5%
Operating Cash Balances	8.2%	10.0%	10.3%	9.7%	6.8%	9.8%

	94.3%	94.5%	94.4%	93.4%	92.5%	88.3%
Other Investments	4.9%	4.7%	4.7%	5.9%	6.7%	10.9%
Accrued interest receivable	0.8%	0.8%	0.9%	0.7%	0.8%	0.8%

Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY OF FIXED MATURITIES
AAA	68.3%	72.3%	73.6%	69.7%	69.2%	75.3%
AA	8.0%	7.6%	6.4%	8.7%	10.0%	6.9%
A	14.2%	11.8%	12.1%	13.2%	12.2%	8.1%
BBB	8.5%	6.7%	7.6%	8.0%	8.2%	9.7%
BB	1.0%	1.6%	0.3%	0.4%	0.4%	—

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.8%	4.9%	7.6%	7.5%	7.3%	7.5%
From one to five years	34.9%	32.8%	31.4%	27.6%	30.1%	25.6%
From five to ten years	17.5%	12.5%	10.0%	10.5%	9.4%	10.7%
Above ten years	2.9%	2.9%	2.9%	7.6%	5.6%	4.3%
Asset-backed and mortgage-backed securities	39.9%	46.9%	48.1%	46.8%	47.6%	51.9%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	As of or for the quarter ended
	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES
Annualized effective yield of invested assets	4.2%	4.2%	4.9%	4.8%	4.8%	5.0%
Yield to maturity of invested assets	4.2%	4.6%	5.0%	5.7%	5.1%	5.5%
Average duration of invested assets	3.1 yrs	2.4 yrs	2.5 yrs	2.9 yrs	2.9 yrs	3.2 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AA+

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

At June 30, 2009

	Mortgage-Backed Securities By Rating and Class
	Agency [a]		AAA		AA or lower		Total
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Total
Agency
Agency Pass-Throughs	$2,076,182	$—	$—	$—	$—	$—	$2,076,182	$—	$2,076,182
Agency CMO’s	113,786	12,376	—	—	—	—	113,786	12,376	126,162
Agency Floating Rate MBS	58,098	—	—	—	—	—	58,098	—	58,098

Total Agency	2,248,066	12,376	—	—	—	—	2,248,066	12,376	2,260,442

Non-Agency
Non-Agency CMO’s	—	—	166,275	702,641	45,235	12,264	211,510	714,905	926,415
Non-Agency Floating Rate MBS	—	—	34,123	1,023	5,863	—	39,986	1,023	41,009

Total Non Agency	—	—	200,398	703,664	51,098	12,264	251,496	715,928	967,424

Total	$2,248,066	$12,376	$200,398	$703,664	$51,098	$12,264	$2,499,562	$728,304	$3,227,866

	Asset-Backed Securities By Rating
Description	AAA	AA or lower	Total
Auto	$110,355	$5,139	$115,494
CLO [b]	—	42,535	42,535
CDO	4,752	1,598	6,350
Credit Card	52,056	—	52,056
Equipment	—	116	116
Home Equity	12,507	4,790	17,297
Other	75,861	638	76,499

Total	$255,531	$54,816	$310,347

[a]	These represent securities backed by U.S Government sponsored agencies.

[b]	Collateralized loan obligation - debt tranche securities.

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS IN DIRECT INVESTMENT PORTFOLIO

At June 30, 2009

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	% of Total Shareholders’ Equity	Net Unrealized Gain / (Loss)	Realized losses and impairments in 2009
Subprime Agency MBS	$—	0.00%	$—	$—
Subprime Non-Agency MBS	930	0.02%	(461)	—
Subprime ABS	16,430	0.33%	(13,028)	(8,684)

Total Subprime	$17,360	0.35%	$(13,489)	$(8,684)

Alternative-A Agency MBS	$461	0.01%	$(3)	$—
Alternative-A Non-Agency MBS	79,959	1.63%	(26,145)	(3,225)
Alternative-A ABS	867	0.02%	(309)	(925)

Total Alternative-A	$81,287	1.66%	$(26,457)	$(4,150)

TOTAL Subprime and Alternative-A	$98,647	2.01%	$(39,946)	$(12,834)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency	AAA	AA or lower	Total	Percentage of total
Sub-prime 2003 and prior	$—	$1,410	$168	$1,578	9.1%
Sub-prime 2004	—	3,388	—	3,388	19.5%
Sub-prime 2005	—	3,839	222	4,061	23.4%
Sub-prime 2006	—	3,230	4,085	7,315	42.1%
Sub-prime 2007	—	1,018	—	1,018	5.9%

Total Subprime	$—	$12,885	$4,475	$17,360	100.0%

Rating as Percentage of Total	0.0%	74.2%	25.8%	100.0%
Alternative-A 2003 and prior	$—	$4,540	$2,867	$7,407	9.1%
Alternative-A 2004	461	23,511	625	24,597	30.3%
Alternative-A 2005	—	40,976	770	41,746	51.4%
Alternative-A 2006	—	1,221	2,716	3,937	4.8%
Alternative-A 2007	—	2,734	866	3,600	4.4%

Total Alternative A	$461	$72,982	$7,844	$81,287	100.0%

Rating as Percentage of Total	0.6%	89.8%	9.6%	100.0%
Subprime and Alternative-A 2003 and prior	$—	$5,950	$3,035	$8,985	9.1%
Subprime and Alternative-A 2004	461	26,899	625	27,985	28.4%
Subprime and Alternative-A 2005	—	44,815	992	45,807	46.4%
Subprime and Alternative-A 2006	—	4,451	6,801	11,252	11.4%
Subprime and Alternative-A 2007	—	3,752	866	4,618	4.7%

TOTAL Subprime and Alternative-A	$461	$85,867	$12,319	$98,647	100.0%

Rating as Percentage of Total	0.5%	87.0%	12.5%	100.0%

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE HOLDINGS IN FIXED MATURITY PORTFOLIO

At June 30, 2009

	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities
ISSUER
JP MORGAN CHASE CO	$138,629	$1,245	$139,874	1.6%
CITIGROUP INC	136,972	(3,287)	133,685	1.5%
BANK OF AMERICA CORP	130,480	(4,591)	125,889	1.4%
GENERAL ELECTRIC CO	109,242	835	110,077	1.2%
WELLS FARGO & COMPANY	94,215	(1,819)	92,396	1.0%
MORGAN STANLEY	84,138	1,011	85,149	1.0%
VERIZON COMMUNICATIONS INC	68,266	4,249	72,515	0.8%
GOLDMAN SACHS GROUP	63,316	671	63,987	0.7%
AT&T INC	51,684	1,066	52,750	0.6%
CREDIT SUISSE GROUP	39,068	411	39,479	0.4%

Notes:

1.	Includes corporate issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).

2.	The holdings above represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST FINANCIAL ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At June 30, 2009

	Estimated Fair Value
	Government Guaranteed[1]	Not Government Guaranteed	Total	% of Total Fixed Maturities
ISSUER[2]
JP MORGAN CHASE CO	$38,298	$101,576	$139,874	1.6%
CITIGROUP INC	74,380	59,305	133,685	1.5%
BANK OF AMERICA CORP	48,685	76,903	125,588	1.4%
GENERAL ELECTRIC CO3	35,423	74,654	110,077	1.2%
WELLS FARGO & COMPANY	5,362	87,034	92,396	1.0%
MORGAN STANLEY	18,151	66,998	85,149	1.0%
GOLDMAN SACHS GROUP	11,531	52,456	63,987	0.7%
CREDIT SUISSE GROUP	—	39,479	39,479	0.4%
HSBC HOLDINGS PLC	4,760	31,738	36,498	0.4%
AMERICAN EXPRESS COMPANY	—	31,353	31,353	0.4%

Notes:

1.	Includes corporate issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).

2.	The holdings above represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

3.	Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST FINANCIAL ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At June 30, 2009

	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities
ISSUER
JP MORGAN CHASE CO	$138,629	$1,245	$139,874	1.6%
CITIGROUP INC	136,972	(3,287)	133,685	1.5%
BANK OF AMERICA CORP	130,179	(4,591)	125,588	1.4%
GENERAL ELECTRIC CO	109,242	835	110,077	1.2%
WELLS FARGO & COMPANY	94,215	(1,819)	92,396	1.0%
MORGAN STANLEY	84,138	1,011	85,149	1.0%
GOLDMAN SACHS GROUP	63,316	671	63,987	0.7%
CREDIT SUISSE GROUP	39,068	411	39,479	0.4%
HSBC HOLDINGS PLC	37,898	(1,400)	36,498	0.4%
AMERICAN EXPRESS COMPANY	30,630	723	31,353	0.4%

Notes:

1.	Includes corporate issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).

2.	The holdings above represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

3.	Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

RECONCILIATION OF NET REALIZED AND UNREALIZED INVESTMENTS GAINS (LOSSES)

	Quarter ended June 30, 2009			Six months ended June 30, 2009
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities and short-term investments	$170	$237,598	$237,768	$899	$151,641	$152,540
Equity securities	(18)	26,047	26,029	(14,924)	34,577	19,653
Other than temporary impairments	(21,453)	—	(21,453)	(51,353)	—	(51,353)

Sub-total	(21,301)	263,645	242,344	(65,378)	186,218	120,840
Change in fair value of derivative instruments	(27,104)	—	(27,104)	(5,639)	—	(5,639)
Change in fair value of hedged AFS instruments [1]	24,727	(24,727)	—	6,742	(6,742)	—

Total (losses) gains	(23,678)	238,918	215,240	(64,275)	179,476	115,201
Income tax (recovery) expense	(205)	1,297	1,092	(670)	(429)	(1,099)

Net (losses) gains	$(23,473)	$237,621	$214,148	$(63,605)	$179,905	$116,300

	Quarter ended June 30, 2008			Six months ended June 30, 2008
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities and short-term investments	$2,111	$(135,653)	$(133,542)	$53,729	$(161,884)	$(108,155)
Equity securities	—	(15,626)	(15,626)	—	(17,543)	(17,543)
Other than temporary impairments	(645)	—	(645)	(16,141)	—	(16,141)

Sub-total	1,466	(151,279)	(149,813)	37,588	(179,427)	(141,839)
Change in fair value of derivative instruments	86	—	86	(351)	—	(351)

Total gains (losses)	1,552	(151,279)	(149,727)	37,237	(179,427)	(142,190)
Income tax (recovery) expense	(563)	(100)	(663)	2,179	(4,913)	(2,734)

Net gains (losses)	$2,115	$(151,179)	$(149,064)	$35,058	$(174,514)	$(139,456)

[1]	The fair value hedge represents currency derivatives used to hedge the fair value of certain foreign denominated investments attributable to changes in foreign currency exchange rates. Changes in the fair value of the currency derivatives along with the changes in the fair value of the hedged investments are recorded in net realized investment gains (losses).

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$57,769	$52,512	$69,084	$57,622	$70,438	$104,913
Reinsurance	4,995	4,995	4,995	4,995	12,239	14,991

Total	$62,764	$57,507	$74,079	$62,617	$82,677	$119,904

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$397,627	$425,115	$417,370	$492,024	$479,724	$409,259
Reinsurance	—	—	—	—	—	—

Total	$397,627	$425,115	$417,370	$492,024	$479,724	$409,259

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$974,138	$939,382	$877,588	$922,329	$865,323	$819,925
Reinsurance	31,745	31,079	30,026	30,405	29,609	22,621

Total	$1,005,883	$970,461	$907,614	$952,734	$894,932	$842,546

Provision against reinsurance recoverables:
Insurance	$(15,624)	$(13,623)	$(13,623)	$(27,394)	$(27,394)	$(19,944)
Reinsurance	(6,810)	(6,810)	(6,810)	(6,810)	(6,810)	(14,054)

Total	$(22,434)	$(20,433)	$(20,433)	$(34,204)	$(34,204)	$(33,998)

Net reinsurance recoverables:
Insurance	$1,413,910	$1,403,386	$1,350,419	$1,444,581	$1,388,091	$1,314,153
Reinsurance	29,930	29,264	28,211	28,590	35,038	23,558

Total	$1,443,840	$1,432,650	$1,378,630	$1,473,171	$1,423,129	$1,337,711

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable		June 30, 2009
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,001,701	$(35,351)	$966,350	70.9%	19.7%	$(8,750)	0.9%	$992,951
Other reinsurers balances > $20 million	193,374	(26,878)	166,496	12.2%	3.4%	(1,800)	0.9%	191,574
Other reinsurers balances < $20 million	271,200	(41,454)	229,746	16.9%	4.7%	(11,884)	4.4%	259,315

Total	$1,466,275	$(103,683)	$1,362,592	100.0%	27.8%	$(22,434)	1.5%	$1,443,840

At June 30, 2009, 97.2% (December 31, 2008: 97.1%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Swiss Reinsurance America Corporation	13.5%	3.7%
Partner Reinsurance Co of US	13.0%	3.6%
Transatlantic Reinsurance Co.	12.4%	3.5%
Lloyd’s of London	7.8%	2.2%
XL Reinsurance America Inc	7.2%	2.0%
Berkley Insurance Company	5.8%	1.6%
Ace Property & Casualty Ins	4.7%	1.3%
Federal Insurance Company	2.8%	0.8%
Munich Reinsurance America, Inc	2.1%	0.6%
Everest Reinsurance Company	2.0%	0.5%

	71.3%	19.8%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended June 30, 2009			Six months ended June 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses
Beginning of period	$6,392,278	$(1,432,650)	$4,959,628	$6,244,783	$(1,378,630)	$4,866,153
Incurred	444,465	(66,213)	378,252	941,093	(174,842)	766,251
Paid	(369,571)	59,918	(309,653)	(679,978)	113,074	(566,904)
Foreign exchange (gains) losses	94,722	(4,895)	89,827	55,996	(3,442)	52,554

End of period [a]	$6,561,894	$(1,443,840)	$5,118,054	$6,561,894	$(1,443,840)	$5,118,054

[a]	As at June 30, 2009, the gross reserve for losses and loss expenses included IBNR of $4,537 million, or 69%, of total gross reserves for loss and loss expenses. As at December 31, 2008, the comparable amount was $4,190 million, or 67%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended June 30, 2009			Six months ended June 30, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$226,204	$143,366	$369,570	$425,262	$254,715	$679,977
Reinsurance recoveries received	(59,917)	—	(59,917)	(113,073)	—	(113,073)

Net losses paid	166,287	143,366	309,653	312,189	254,715	566,904
Change in:
Reported case reserves	(38,506)	(17,675)	(56,181)	(69,134)	21,188	(47,946)
IBNR	65,060	66,016	131,076	156,910	152,152	309,062
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(5,630)	(666)	(6,296)	(60,050)	(1,719)	(61,769)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$187,211	$191,041	$378,252	$339,915	$426,336	$766,251

Gross reserve for losses and loss expenses	$3,654,192	$2,907,702	$6,561,894	$3,654,192	$2,907,702	$6,561,894

Prior years net favorable reserve development	$46,860	$49,882	$96,742	$82,766	$98,310	$181,076

Key Ratios
Net paid to net incurred percentage	88.8%	75.0%	81.9%	91.8%	59.7%	74.0%

Net paid losses / Net premiums earned	55.6%	35.1%	43.8%	54.3%	32.0%	41.3%
Change in net loss and loss expense reserves / Net premiums earned	7.0%	11.7%	9.7%	4.9%	21.5%	14.5%

Net loss and loss expense ratio	62.6%	46.8%	53.5%	59.2%	53.5%	55.8%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended
	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
Gross losses paid	$226,204	$199,058	$270,708	$148,243	$161,108	$184,760
Reinsurance recoveries received	(59,917)	(53,156)	(125,765)	(54,077)	(79,170)	(170,522)

Net losses paid	166,287	145,902	144,943	94,166	81,938	14,238
Change in:
Reported case reserves	(38,506)	(30,628)	32,149	34,509	44,365	(75,880)
IBNR	65,060	91,850	(159,195)	158,606	21,103	133,548
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(5,630)	(54,420)	92,048	(56,704)	12,290	61,662

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$187,211	$152,704	$109,945	$230,577	$159,696	$133,568

Gross reserve for losses and loss expenses	$3,654,192	$3,603,197	$3,547,071	$3,690,039	$3,508,456	$3,319,952

Prior years net favorable reserve development	$46,860	$35,906	$60,045	$41,608	$46,106	$55,814

Key Ratios
Net paid to net incurred percentage	88.8%	95.5%	131.8%	40.8%	51.3%	10.7%

Net paid losses / Net premiums earned	55.6%	52.9%	49.5%	32.1%	27.5%	4.8%
Change in net loss and loss expense reserves / Net premiums earned	7.0%	2.5%	(11.9)%	46.5%	26.1%	40.0%

Net loss and loss expense ratio	62.6%	55.4%	37.6%	78.5%	53.7%	44.8%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Quarter ended
	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
Gross losses paid	$143,366	$111,349	$139,509	$164,376	$101,782	$117,057
Reinsurance recoveries received	—	—	—	(7,497)	—	(2,250)

Net losses paid	143,366	111,349	139,509	156,879	101,782	114,807
Change in:
Reported case reserves	(17,675)	38,863	41,589	161,303	15,193	3,854
IBNR	66,016	86,136	(17,585)	150,324	104,152	103,974
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(666)	(1,053)	379	6,448	(9,106)	2,520

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$191,041	$235,295	$163,892	$474,954	$212,021	$225,155

Gross reserve for losses and loss expenses	$2,907,702	$2,789,081	$2,697,712	$2,716,165	$2,487,275	$2,040,112

Prior years net favorable reserve development	$49,882	$48,428	$65,116	$34,663	$40,638	$41,006

Key Ratios
Net paid to net incurred percentage	75.0%	47.3%	85.1%	33.0%	48.0%	51.0%

Net paid losses / Net premiums earned	35.1%	28.6%	38.1%	39.6%	26.6%	29.0%
Change in net loss and loss expense reserves / Net premiums earned	11.7%	31.8%	6.7%	80.2%	28.8%	27.9%

Net loss and loss expense ratio	46.8%	60.4%	44.8%	119.8%	55.4%	56.9%

AXIS Capital Holdings Limited

ESTIMATED NET LOSSES TO PEAK ZONE PROPERTY CATASTROPHE LOSSES - AS OF JULY 1, 2009

		Group Estimated Net Losses (in thousands of U.S. dollars)			Estimated Industry Losses (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$682,134	$908,758	$1,187,298	$75.9	$117.6	$191.5
California	Earthquake	423,119	639,702	1,072,251	23.2	35.2	60.7
Europe	Windstorm	452,246	662,550	952,318	27.9	40.3	58.9
Japan	Earthquake	221,710	302,585	552,059	17.0	24.2	44.3
Japan	Windstorm	85,078	128,663	139,494	18.0	25.8	41.8

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at July 1, 2009. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $909 million (or 19% of shareholders’ equity at June 30, 2009). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $909 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $909 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $118 billion, resulting in an estimated market share of insured losses for the Company of 0.8%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Net income available to common shareholders	$159,161	$231,267	$274,840	$468,989

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	137,849	142,333	137,586	142,786
Dilutive share equivalents:
Warrants	10,018	12,579	9,874	12,870
Restricted stock	1,332	1,496	1,323	1,511
Options	656	1,194	661	1,726
Restricted stock units	6	—	4	—

Weighted average diluted shares outstanding	149,861	157,602	149,448	158,893

EARNINGS PER COMMON SHARE
Basic	$1.15	$1.62	$2.00	$3.28
Diluted	$1.06	$1.47	$1.84	$2.95

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Quarter ended
	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q2 2007
Net income (loss) available to common shareholders	$159,161	$115,677	$130,858	$(249,347)	$231,267	$251,590

COMMON SHARES OUTSTANDING
Common Shares - at beginning of period	137,622	136,212	137,991	139,653	144,590	150,417
Shares issued	93	1,630	13	113	154	121
Shares repurchased for treasury	(5)	(220)	(1,792)	(1,775)	(5,091)	(1)
Shares repurchased and cancelled	—	—	—	—	—	(2,613)

Common Shares - at end of period	137,710	137,622	136,212	137,991	139,653	147,924

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	137,849	137,316	136,433	139,335	142,333	149,027
Dilutive share equivalents:
Warrants[a]	10,018	9,729	10,293	—	12,579	13,304
Restricted stock[a]	1,332	1,308	1,921	—	1,496	1,505
Options[a]	656	668	716	—	1,194	2,484
Restricted stock units	6	2	—	—	—	—

Weighted average diluted shares outstanding	149,861	149,023	149,363	139,335	157,602	166,320

EARNINGS PER COMMON SHARE
Basic	$1.15	$0.84	$0.96	($1.79)	$1.62	$1.69
Diluted	$1.06	$0.78	$0.88	($1.79)	$1.47	$1.51

[a]	Due to the net loss incurred in the three months ended September 30, 2008, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS- TREASURY STOCK METHOD [a]

	At June 30, 2009
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$26.18

Book value per common share		$4,409,119	137,710	$32.02
Dilutive securities:
Warrants	$12.38	—	10,404	(2.25)
Restricted stocks		—	4,615	(0.89)
Options	$21.20	—	549	(0.11)
Restricted stock units		—	167	(0.03)
Phantom stock units		—	67	(0.01)

Diluted book value per common share		$4,409,119	153,512	$28.72

	At December 31, 2008
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$29.12

Book value per common share		$3,961,041	136,211	$29.08
Dilutive securities:
Warrants	$12.40	—	11,317	(2.23)
Restricted stocks		—	5,163	(0.90)
Options	$21.20	—	834	(0.15)
Phantom stock units		—	62	(0.01)

Diluted book value per common share		$3,961,041	153,588	$25.79

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.